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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K/A

                                 ---------------

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report July 1, 1996
               (Date of earliest event reported):  April 19, 1996



                             HARBINGER CORPORATION
                (Exact name of Company specified in its charter)




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
          GEORGIA                               0-26298                           58-1817306
(State or other jurisdiction of        (Commission File Number)      (IRS Employer Identification No.)
incorporation or organization)



1055 LENOX PARK BOULEVARD, ATLANTA, GEORGIA                                        30319
 (Address of principal executive offices)                                        (Zip Code)
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                                 (404) 841-4334
               (Company's telephone number, including area code)


     This Form 8-K/A amends Registrant's previously filed Form 8-K dated April 19, 1996, which was filed on or about May 2, 1996.

     This document includes the financial statements and pro forma financial information which had been omitted from the previously filed document as permitted by Item 7(a)(4) of Form 8-K.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. The following financial statements for INOVIS GmbH & Company are attached hereto as Exhibit 99(a):

      -Independent Auditors' Report
      -Balance Sheet as of December 31, 1995
      -Statement of Operations for the Year ended December 31, 1995 -Statement of Partners Equity for the Year ended December 31, 1995 -Statement of Cash Flows for the Year ended December 31, 1995 -Notes to Financial Statements for the Year ended December 31, 1995




(b) Pro Forma Financial Information. Attached hereto as Exhibit 99(b) are the unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1995 and the unaudited pro forma consolidated condensed balance sheet as of December 31, 1995.




(c)   Exhibits.

     2(a) Definitive Purchase agreement dated April 19, 1996 (previously filed).


     99(a) Audited Financial Statements of INOVIS GmbH & Co. for the year ended December 31, 1995.


     99(b) Unaudited pro forma consolidated condensed statement of operations for the year ended December 31, 1995 and the unaudited consolidated condensed balance sheet as of December 31, 1995.




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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HARBINGER CORPORATION


                                                     /s/ Joel G. Katz
                                            ---------------------------------
                                            JOEL G. KATZ
                                            Vice President, Finance
                                            (Principal Financial Officer;
                                            Principal Accounting Officer)

Date:  July 1, 1996




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                         INDEX TO FINANCIAL STATEMENTS

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                                                                                                           PAGE
INOVIS GMBH & COMPANY                                                                                      ----
Independent Auditors' Report...........................................................................     F-3
Balance Sheet as of December 31, 1995..................................................................     F-4
Statement of Operations for the Year ended December 31, 1995...........................................     F-5
Statement of Partners' Equity for the Year ended December 31, 1995.....................................     F-6
Statement of Cash Flows for the Year ended December 31, 1995...........................................     F-7
Notes to Consolidated Financial Statements for the
           Year ended December 31, 1995................................................................     F-8



HARBINGER CORPORATION

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1995.................................     F-15
Unaudited Pro Forma Consolidated Statement of Operations for the
           Year ended December 31, 1995................................................................     F-16
Notes to Unaudited Pro Forma Consolidated
           Financial Statements........................................................................     F-17
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